EXHIBIT 5

                                                         November 26, 2002

Ultrak, Inc.
1301 Waters Ridge Drive
Lewisville, Texas  75057
Attention:  General Counsel


Ladies and Gentlemen:

     Reference is made to the Asset Purchase Agreement, dated as of August 8, 2002 (the "Asset Purchase Agreement"), between Ultrak, Inc., a Delaware corporation (together with the entities listed on Schedule A thereto, the "Sellers"), and Honeywell International Inc., a Delaware corporation (the "Purchaser"). All capitalized terms used herein but not defined herein shall have the meaning given them in the Asset Purchase Agreement.

     By executing this letter agreement below, each of Honeywell and the Sellers hereby agrees that Section 9.4(a)(iv) of the Asset Purchase Agreement is amended to provide that the Purchaser or the Sellers may terminate the Asset Purchase Agreement if the Closing has not taken place on or before December 31, 2002.

     Except as expressly amended herein, the Asset Purchase Agreement shall continue to be, and shall remain, in full force and effect. This letter agreement may be executed in multiple counterparts which, taken together, shall constitute one and the same agreement.

     Please indicate your agreement to the matters stated herein by signing and returning this letter.

                                        Very truly yours,

                                        HONEYWELL INTERNATIONAL INC.

                                        By: /s/ Thomas F. Larkins
                                            ----------------------------------
                                            Name: Thomas F. Larkins
                                            Title: Vice President and Corporate
                                                   Secretary

Consented to and acknowledged:

         SELLERS:                       ULTRAK, INC.

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                        ULTRAK OPERATING, L.P.

                                        By: Ultrak GP, Inc., its sole
                                            General Partner

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK GP, INC.

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK LP, INC.

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK OHIO, INC.

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK (ASIA PACIFIC) PTY. LTD.

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Director and Chief Financial
                                                   Officer


                                        ULTRAK DEUTSCHLAND GMBH

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK (SA) (PROPRIETARY) LIMITED

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Director and Chief Financial
                                                   Officer


                                        ULTRAK ITALIA, SpA

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK (ASIA) PTE. LTD.

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK POLSKA, Sp.z. O.O

                                        By:  /s/ Chris Sharng
                                            ----------------------------------
                                            Name:  Chris Sharng
                                            Title: Director and
                                                   Chief Financial Officer


                                        ULTRAK HOLDINGS LIMITED

                                        By:  /s/  Chris Sharng
                                            ----------------------------------
                                            Name: Chris Sharng
                                            Title: Chief Financial Officer


                                        ULTRAK (UK) LIMITED

                                        By:  /s/  Chris Sharng
                                            ----------------------------------
                                            Name: Chris Sharng
                                            Title: Director and Chief Financial
                                                   Officer